SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2002

                              iRV, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	0-19949 (Commission file number)	84-1153522 (IRS Employer Identification No.)

       6560 Gunpark Drive, Suite E, Boulder, Colorado 80301
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (303) 527-2903

_______________________________________________________
(Former name or former address, if changed since last report)

ITEM 5:       OTHER EVENTS

       iRV, Inc. (the "Company") reports that it currently has a total of 14,137,903 shares of its common stock issued and outstanding.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
iRV, INC.

Date: January 15, 2002	By:/s/ Clifford C. Thygesen Clifford C. Thygesen, Interim President